FOR IMMEDIATE RELEASE

BONDS.COM CEO JOHN J. BARRY IV PROVIDES COMPREHENSIVE COMPANY UPDATE IN OPEN LETTER TO INVESTORS

Boca Raton, Florida – October 7, 2008 – Bonds.com Group, Inc. (the “Company”) (OTC BB: BDCG) through its subsidiary Bonds.com, Inc., provider of an innovative comprehensive online trading platform providing execution, liquidity and competitive pricing to the fragmented fixed income marketplace, today gave an update to certain current stockholders of the Company  from CEO and Chairman John J. Barry IV.  The following information about the Company was provided in the update.

As the founder of Bonds.com Group (BDCG) in early 2005, I had a single goal in mind: Empower the self-directed individual and institutional investors with a no cost trading platform, enabling execution, aggressive pricing and education in the fragmented fixed income market place. With tremendous market acceptance and rapid revenue increase in the last 9 months, from $5,264 in January 2008 to $106,208 in September 2008, we believe our business model has further solidified its need in the market place. Our recent success can be attributed to focusing on the liquidity needs of the institutional fixed income consumers as we have been able to demonstrate the value of accessing a competitive environment to buy and sell securities in these tumultuous times.

In September Bonds.com generated revenue in excess of $106,000 and in the first five days of October alone we have generated more than $57,000. This five-day total is more than we generated in the first five months of 2008 combined and exceeds any previous single monthly total through May. Please see the tables below to get a complete picture of our dramatic revenue and trading volume growth to date:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
Revenue	$5,264	$14,702	$8,814	$8,141	$19,100	$61,963	$53,591	$67,051	$106,208
Volume	$1.5 MM	$4.0 MM	$4.3 MM	$4.9 MM	$11.0 MM	$21.2 MM	$29.2 MM	$30.4 MM	$66.05 MM
* All revenues and volumes stated in this release are trade date.

SUPPLEMENTAL NOTE ADDED MARCH 31, 2008:

The revenues stated above are determined on a trade date basis.  In the preparation of its audited annual consolidated financial statements and unaudited quarterly consolidated financial statements, each as filed with the Securities and Exchange Commission on annual reports on Form 10-K and quarterly reports on Form 10-Q, management has elected to recognize revenues generated from securities transactions and the related commissions on a settlement date basis as the transactions are settled and not on a trade date basis.  Management believes that both settlement date and transaction date are permissible methods under generally accepted accounting principles. Quarterly revenues, as reported in the Company’s unaudited quarterly consolidated financial statements, for the fiscal quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 under a settlement date basis were $27,559, $76,777, and $181,125, respectively.  Year to date revenues for the three, six, and nine months ended March 31, 2008, June 30, 2008 and September 30, 2008 under a settlement date basis were $27,559, $104,336 and $285,461, respectively.

Since April 2008 we have accomplished the following milestones:

-	Opened over 480+ Tier 2 – 4 institutional accounts and 85+ retail accounts, achieving tremendous customer acceptance in the Registered Investment Advisor (RIA) and Trust segments.

-	Increased BondStation’s offerings to include structured products and emerging market debt; now representing over 30,000 securities on a daily basis.

-	Expanded our dealers on the platform from 150 to over 175 regional and Wall Street participants.

-	Improved functionality of the platform by adding asset gathering tools and underlying bond ratings/information, further differentiating our model.

We accomplished each of these by making certain strategic changes to our business model as summarized in the timeline below:
-	January 2008 – BondStation, our flagship fixed income trading platform, went live!

-	April 2008 – Refocused from the retail segment to the institutional segment due to market conditions and other economic factors.

-	May 2008 – Hired the Head of Structured Products to expand and diversify securities on the platform to meet client demand.

-	June 2008 – Began segmented client forecasting and prospecting. Based on previous month’s actual trade volume across segments, we are now more accurately forecasting growth.

-
July 2008 – Instituted transparency following the Registration Statement becoming effective. We hold monthly update calls to provide investors a clearer picture of our growing business, operational metrics and trends within the industry.

-	September 2008 – Hired the Head of CD Underwriting & CDStation to allow the firm to begin underwriting bank deposits for the platform and expand relationships.

Bonds.com has realized consistently strong growth in what management believes is one of the most challenging markets experienced in decades. We believe the current market turmoil will provide us with additional opportunity to grow our business and increase our margins due to: (i) increased need for products like BondStation that assist market participants in dealing with the ever expanding market fragmentation in the industry (especially for products like ours that we believe ‘level the playing field’ for investors in respect to getting best pricing or a clear picture of the market) and (ii) in that we do not take positions in fixed income securities, our market independent model has introduced to the space enhanced stability and trustworthiness.

Please contact either John Barry IV (CEO and Chairman) at john@bonds.com or Christopher Loughlin (COO) at cloughlin@bonds.com if you require more information on the Company and our business plan.

To be added to the Bonds.com investor email list, please email justin.davis@cirrusfc.com with BDCG in the subject line.

About Bonds.com Group, Inc.

Bonds.com Group, Inc. (OTC BB: BDCG), through its subsidiary Bonds.com, Inc., serves institutional and self-directed individual fixed income investors by providing a comprehensive zero subscription fee online trading platform. The company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) fixed income marketplace.

The company differentiates itself by offering through its broker dealer Bonds.com, Inc., an inventory of over 30,000 fixed income securities from more than 175 competing dealers, as well as market research, investor tools, bond education and an interactive website experience. Asset classes currently offered on the BondStation fixed income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs) and U.S. Treasuries. With unmatched marketability of the domain name www.bonds.com commitment to key advertising initiatives, experienced management team and seasoned account managers, Bonds.com, Inc. is poised to redefine the $29 trillion fixed income marketplace.

Bonds.com Investor Relations Website:
http://ir.bonds.com

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(877) 880-BDCG (2324)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

#  #  #